UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 5, 2025 (November 5, 2025)

Kestrel Group Ltd
 (Exact name of registrant as specified in its charter)

Bermuda	001-42668	98-1833921
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Bermudiana Road, Suite 1141 Hamilton HM 08, Bermuda

(Address of principal executive offices and zip code)

(441) 298-4900
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of Each Exchange on Which Registered
Common Shares, par value $0.01 per share	KG	NASDAQ Capital Market
1

Item 2.02	Results of Operations and Financial Condition.

On November 5, 2025, the Company issued a press release announcing its results of operations for the three and nine months ended September 30, 2025. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibit

Exhibit
No.	Description

99.1	Press Release of Kestrel Group Ltd, dated November 5, 2025

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 5, 2025	Kestrel Group Ltd

		By:	/s/ Bradford Luke Ledbetter
		Name:	Bradford Luke Ledbetter
		Title:	Chief Executive Officer

3

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press Release of Kestrel Group Ltd, dated November 5, 2025

4

Exhibit 99.1

PRESS RELEASE
Kestrel Group Reports Third Quarter 2025 Financial Results

Dallas, TX, November 5, 2025 - Kestrel Group Ltd (NASDAQ: KG) ("Kestrel" or the "Company") a leading specialty insurance platform that provides fronting services to program managers, reinsurers, and reinsurance brokers, today reported its financial results for the third quarter ended September 30, 2025.

Key Highlights - Third Quarter 2025 Financials
•Total revenues were $17.4 million
•Net premiums earned were $6.8 million
•Net loss was $5.1 million
•Program Services net fee income was $1.0 million
•As of September 30, 2025, the Company’s book value per common share was $18.57

The Company reported earnings for the second time since closing its business combination agreement on May 27, 2025 between Kestrel and Maiden Holdings. The combination of values-driven insurance organizations with a commitment to innovation, client service and long-term relationships is intended to generate a balance sheet light, fee revenue model to deliver a strong fee-based insurance platform while selectively deploying underwriting capacity to optimize returns for shareholders. Kestrel’s strategic focus centers on growing the fee income component of its program services business to increase profitability while effectively managing the continuing run-off of the legacy Maiden alternative asset and reinsurance portfolios.

Program Services Segment
The Program Services segment provides fronting services to general agents and insurance carriers to leverage Kestrel’s trusted reputation to provide access to the U.S. property and casualty insurance market and insurance paper rated “A-” (Excellent) A.M. Best rating and expansive licenses in exchange for ceding fees. Kestrel issues the policy through exclusive use of four insurance carriers, and the reinsurer assumes the risk.

In the third quarter of 2025, total fee revenues from the Program Services segment were $1.6 million, derived from fees from both new and existing client programs. Increased premium volume accounted for $1.1 million of fee revenue for the three months ended September 30, 2025. The Company continues to actively pursue reinsurance mechanisms with its existing partners that would selectively deploy the Company’s underwriting capacity and facilitate and accelerate both its fee and premium revenue growth.

Legacy Reinsurance Segment
The Legacy Reinsurance segment consists of the AmTrust Reinsurance and Diversified Reinsurance segments previously reported by Maiden prior to the Combination with Kestrel. The AmTrust portion of this segment includes all business ceded to Maiden Reinsurance by AmTrust. The Diversified portion of this segment consists of a run-off portfolio of predominantly third-party property and casualty reinsurance business focusing on regional and specialty property and casualty insurance companies located primarily in Europe, as well as business produced by Maiden LF and Maiden GF along with transactions entered into by GLS.

During the third quarter, the Legacy Reinsurance segment produced an underwriting loss of $9.0 million, of which $7.6 million related to that segment’s AmTrust business. The AmTrust business reported approximately $6.9 million in adverse prior period loss development ("PPD"), of which $4.7 million related to AmTrust’s Hospital Liability business as well as a reduction of $3.6 million in the amount recoverable under the Loss Portfolio Transfer and Adverse Development Cover Agreement ("LPT/ADC Agreement"). These amounts were offset by favorable development in Workers’ Compensation and other lines of business. The segment’s Diversified business produced an underwriting loss of $1.4 million resulting from favorable PPD of $0.3 million and higher expenses due to the run-off of various programs within that business.

Investment Activities and Other Gains

The Company also reported combined income from investment activities totaling $9.0 million for the three months ended September 30, 2025, resulting from net investment income of $3.5 million and realized and unrealized investment gains of $5.5 million, the latter of which was from Maiden’s legacy alternative asset portfolio.

Also, during the third quarter, the Company recognized foreign exchange and other gains of $2.9 million for the three months ended September 30, 2025, primarily due to appreciation of the U.S dollar on the re-measurement of net loss reserves and insurance related liabilities denominated in the British pound and euro.
General and Administrative Expenses
General and administrative expenses in the third quarter of 2025 were $10.8 million, reflecting elevated levels of one-time costs such as transaction, insurance and legal fees, severance expenses and increased consulting fees. Through strategic cost management initiatives and the non-recurring nature of certain one-time items totaling $1.9 million during the third quarter, the Company believes general and administrative will trend lower in future quarters.
Balance Sheet
Total assets were $1.1 billion at September 30, 2025, and shareholders' equity was $143.8 million.
As of September 30, 2025, the Company has available net operating loss ("NOL") carryforwards of $446.6 million for income tax purposes. Approximately $365.3 million of NOL carryforwards expire in various years beginning in 2029. As of September 30, 2025, approximately $81.3 million or 18.2% of the Company's NOL carryforwards have no expiry date under the relevant U.S. tax law.

Kestrel Group
Kestrel Group Ltd specializes in providing fronting services to insurance program managers, managing general agents (MGAs), reinsurers, and reinsurance brokers. Kestrel Group facilitates insurance transactions utilizing its exclusive management contracts with four insurance carriers, all of which are rated A- “Excellent” by A.M. Best. These contracts enable Kestrel Group to offer both admitted and surplus lines in all U.S. states. Kestrel Group generally does not assume significant underwriting risk and produces lines of business such as casualty, workers’ compensation, catastrophe-exposed property, and non-catastrophe-exposed property, with diverse risk durations, sizes, and product types. To learn more about Kestrel Group, please visit https://kestrelgroup.com.

Forward Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the Company's current expectations and are subject to risks and uncertainties that may cause actual results to differ materially. Factors that could cause differences are discussed in the Company's SEC filings, including the Company’s prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, on March 10, 2025, and subsequent filings.

Various statements contained in this press release are forward-looking statements made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include projections and estimates concerning the anticipated benefits of the business combination and integration of Maiden Holdings and Kestrel, the timing and success of specific projects and strategies for growth, and our future production, revenues, income, expenses, capital spending, and reserves. Our forward-looking statements are generally, but not always, accompanied by words such as “estimate,” “believe,” “expect,” “will,” “plan,” “target,” “could” or other words that convey the uncertainty of future events or outcomes.
There can be no assurance that actual developments will be those anticipated by us. Actual results may differ materially from those expressed or implied in these statements as a result of significant risks and uncertainties, including, but not limited to, our ability to recover from our capacity providers, the cost and availability of reinsurance coverage, challenges to our use of issuing carrier or fronting arrangements by regulators or changes in state or federal insurance or other statutes or regulations, our dependence on a limited number of business partners, our ability to compete effectively, a downgrade in the financial strength ratings of our insurance carriers utilized for fronting arrangements, our ability to accurately underwrite and price our products and to maintain and establish accurate loss reserves, our ability to implement reinsurance mechanisms to selectively deploy underwriting capacity, changes in interest rates or other changes in the financial markets, the effects of emerging claim and coverage issues, changes in the demand for our products, the effect of general economic conditions, breaches in data security or other disruptions with our technology, changes in pricing or other competitive environments, and the success of strategies or other initiatives.
Forward-looking statements involve inherent risks and uncertainties that are difficult to predict, many of which are beyond our control. Additional information about these risks and uncertainties is contained in our filings with the Securities and Exchange Commission. The forward-looking statements in this press release speak only as of the date of this release, and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Contact:
Kestrel Group Investor Relations
Rick Black / Ken Dennard
KG@dennardlascar.com

KESTREL GROUP LTD
CONSOLIDATED BALANCE SHEETS
(In thousands of U.S. dollars, except share and per share data)

	September 30, 2025	December 31, 2024
	(Unaudited)	(Audited)
ASSETS
Investments:
Fixed maturities, available-for-sale, at fair value (Amortized cost 2025 - $197,941)	$198,658	$—
Equity securities, at fair value (Cost: 2025 - $11,145)	11,350	—
Equity method investments	32,518	—
Other investments	171,791	—
Total investments	414,317	—
Cash and cash equivalents	12,890	4,286
Restricted cash and cash equivalents	27,634	—
Accrued investment income	5,076	—
Reinsurance balances receivable, net	9,706	—
Reinsurance recoverable on unpaid losses	492,790	—
Net loan receivable from related party	101,689	—
Intangible assets	10,370	—
Funds withheld receivable	11,941	—
Other assets	24,872	1,224
Assets held for sale	19,155	—
Total assets	$1,130,440	$5,510
LIABILITIES
Reserve for loss and loss adjustment expenses	$677,667	$—
Unearned premiums	19,615	—
Liability for securities purchased	11,692	—
Accrued expenses and other liabilities	102,874	904
Senior notes - principal amount	262,361	—
Less: unamortized fair value adjustment	88,277	—
Senior notes, net	174,084	—
Liabilities held for sale	734	—
Total liabilities	986,666	904
Commitments and Contingencies
EQUITY
Common shares	100	27
Additional paid-in capital	177,101	10,107
Accumulated other comprehensive loss	(916)	—
Retained earnings (accumulated deficit)	18,952	(5,528)
Treasury shares, at cost	(51,463)	—
Total Equity	143,774	4,606
Total Liabilities and Equity	$1,130,440	$5,510

Book value per common share(1)	$18.57	$1.67

Common shares outstanding	7,741,943	2,749,996

KESTREL GROUP LTD
CONSOLIDATED STATEMENTS OF INCOME (Unaudited)
(In thousands of U.S. dollars, except share and per share data)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2025	2024	2025	2024
Revenues:
Gross premiums written	$3,760	$—	$4,856	$—
Net premiums written	$3,895	$—	$4,990	$—
Change in unearned premiums	2,941	—	4,268	—
Net premiums earned	6,836	—	9,258	—
Fee revenue	1,621	700	2,972	2,457
Net investment income	3,494	52	5,059	170
Net realized and unrealized investment gains	5,494	—	6,552	—
Total revenues	17,445	752	23,841	2,627
Expenses:
Net loss and loss adjustment expenses	10,406	—	4,445	—
Commission and other acquisition expenses	1,718	—	2,112	—
General and administrative expenses	10,783	1,181	17,006	3,980
Total expenses	22,907	1,181	23,563	3,980
Other expenses
Interest and amortization expenses	4,128	—	5,647	—
Change in fair value of earn out liability	(2,679)	—	—	—
Gain on bargain purchase	—	—	(73,590)	—
Foreign exchange and other (gains) losses	(2,854)	—	2,155	—
Total other expenses	(1,405)	—	(65,788)	—
Net (loss) income before income taxes	(4,057)	(429)	66,066	(1,353)
Less: income tax expense	7	—	102	—
Interest in loss of equity method investments	(24)	—	(24)	—
Net (loss) income from continuing operations	(4,088)	(429)	65,940	(1,353)
Loss from discontinued operations, net of income tax	(965)	—	(1,460)	—
Net (loss) income	$(5,053)	$(429)	$64,480	$(1,353)

Basic and diluted (loss) earnings per share from continuing operations	$(0.53)	$(0.16)	$12.99	$(0.49)
Basic and diluted loss per share from discontinued operations	(0.12)	—	(0.29)	—
Basic and diluted (loss) earnings per share attributable to Kestrel common shareholders	$(0.65)	$(0.16)	$12.70	$(0.49)
Annualized return on average common equity	(13.6)%	(36.3)%	116.2%	(35.0)%
Weighted average number of common shares - basic and diluted	7,741,943	2,749,996	5,053,828	2,749,996

KESTREL GROUP LTD
SUPPLEMENTAL FINANCIAL DATA - SEGMENT INFORMATION (Unaudited)
(in thousands of U.S. dollars)

For the Three Months Ended September 30, 2025	Legacy Reinsurance	Program Services	Total
Gross premiums written	$3,760	$—	$3,760
Net premiums written	$3,895	$—	$3,895
Net premiums earned	$6,836	$—	$6,836
Fee revenue	—	1,621	1,621
Net loss and loss adjustment expenses ("loss and LAE")	(10,406)	—	(10,406)
Commission and other acquisition expenses	(1,718)	—	(1,718)
General and administrative expenses(2)	(3,689)	(664)	(4,353)
Underwriting loss and fee income(3)	$(8,977)	$957	(8,020)
Reconciliation to net loss from continuing operations
Net investment income and net realized and unrealized investment gains			8,988
Interest and amortization expenses			(4,128)
Change in fair value of earn out liability			2,679
Foreign exchange and other gains, net			2,854
Other general and administrative expenses(2)			(6,430)
Income tax expense			(7)
Interest in loss of equity method investments			(24)
Net loss from continuing operations			$(4,088)

For the Three Months Ended September 30, 2024	Legacy Reinsurance	Program Services	Total
Fee revenue	$—	$700	$700
General and administrative expenses(2)	—	(590)	(590)
Fee income(4)	$—	$110	110
Reconciliation to net loss
Net investment income			52
Other general and administrative expenses(2)			(591)
Net loss			$(429)

KESTREL GROUP LTD
SUPPLEMENTAL FINANCIAL DATA - SEGMENT INFORMATION (Unaudited)
(in thousands of U.S. dollars)

For the Nine Months Ended September 30, 2025	Legacy Reinsurance	Program Services	Total
Gross premiums written	$4,856	$—	$4,856
Net premiums written	$4,990	$—	$4,990
Net premiums earned	$9,258	$—	$9,258
Fee revenue	—	2,972	2,972
Net loss and LAE	(4,445)	—	(4,445)
Commission and other acquisition expenses	(2,112)	—	(2,112)
General and administrative expenses(2)	(5,432)	(2,003)	(7,435)
Underwriting loss and fee income(3)	$(2,731)	$969	(1,762)
Reconciliation to net income from continuing operations
Net investment income and net realized and unrealized investment gains			11,611
Interest and amortization expenses			(5,647)
Gain on bargain purchase			73,590
Foreign exchange and other losses, net			(2,155)
Other general and administrative expenses(2)			(9,571)
Income tax expense			(102)
Interest in loss from equity method investments			(24)
Net income from continuing operations			$65,940

For the Nine Months Ended September 30, 2024	Legacy Reinsurance	Program Services	Total
Fee revenue	$—	$2,457	$2,457
General and administrative expenses(2)	—	(1,990)	(1,990)
Fee income	$—	$467	467
Reconciliation to net loss
Net investment income			170
Other general and administrative expenses(2)			(1,990)
Net loss			$(1,353)

KESTREL GROUP LTD
NON-GAAP FINANCIAL MEASURES (Unaudited)
(In thousands of U.S. dollars, except share and per share data)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2025	2024	2025	2024
Non-GAAP operating loss (4)	$(15,091)	$(429)	$(12,023)	$(1,353)
Non-GAAP basic and diluted operating loss per common share attributable to Kestrel common shareholders(4)	$(1.95)	$(0.16)	$(2.38)	$(0.49)
Annualized non-GAAP operating return on average adjusted common equity(5)	(40.7)%	(36.3)%	(21.7)%	(35.0)%
Reconciliation of net loss to non-GAAP operating loss:
Net (loss) income	$(5,053)	$(429)	$64,480	$(1,353)
Add (subtract):
Net realized and unrealized investment gains	(5,494)	—	(6,552)	—
Foreign exchange and other (gains) losses	(2,854)	—	2,155	—
Interest in loss of equity method investments	24	—	24	—
Bargain purchase gain	—	—	(73,590)	—
Net loss from discontinued operations	965	—	1,460	—
Change in fair value of earn out consideration	(2,679)	—	—	—
Non-GAAP operating loss (4)	$(15,091)	$(429)	$(12,023)	$(1,353)

Weighted average number of common shares - basic and diluted	7,741,943	2,749,996	5,053,828	2,749,996
Reconciliation of diluted (loss) earnings per share attributable to Kestrel common shareholders to non-GAAP diluted operating loss per share attributable to Kestrel common shareholders:
Diluted (loss) earnings per share attributable to common shareholders	$(0.65)	$(0.16)	$12.70	$(0.49)
Add (subtract):
Net realized and unrealized investment gains	(0.71)	—	(1.29)	—
Foreign exchange and other (gains) losses	(0.37)	—	0.44	—
Interest in loss of equity method investments	—	—	0.01	—
Bargain purchase gain	—	—	(14.54)	—
Net loss from discontinued operations	0.13	—	0.30	—
Change in fair value of earn out consideration	(0.35)	—	—	—
Non-GAAP diluted operating loss per share attributable to common shareholders(4)	$(1.95)	$(0.16)	$(2.38)	$(0.49)

KESTREL GROUP LTD
NON-GAAP FINANCIAL MEASURES (Unaudited)
(In thousands of U.S. dollars, except share and per share data)

	September 30, 2025	December 31, 2024
Investable assets:
Total investments	$414,317	$—
Cash and cash equivalents	12,890	4,286
Restricted cash and cash equivalents	27,634	—
Net loan receivable from related party	101,689	—
Funds withheld receivable	11,941	—
Total investable assets(6)	$568,471	$4,286

Capital:
Total shareholders' equity	$143,774	$4,606
2016 Senior Notes	110,000	—
2013 Senior Notes	152,361	—
Total capital resources(7)	$406,135	$4,606

(1) Book value per common share is calculated using shareholders’ equity divided by the number of common shares outstanding. Management uses growth in this metric as a prime measure of the value we are generating for our common shareholders, because management believes that growth in this metric ultimately results in growth in the Company’s common share price. This metric is impacted by the Company’s net income and external factors, such as interest rates, which can drive changes in unrealized gains or losses on our investment portfolio as well as share repurchases.

(2) Underwriting and fee income related general and administrative expenses is a non-GAAP measure and includes expenses which are segregated for analytical purposes as a component of underwriting and fee income (loss).

(3) Underwriting and fee income or loss is a non-GAAP measure and is calculated as net premiums earned plus fee revenue less net loss and LAE, commission and other acquisition expenses and general and administrative expenses directly related to underwriting and fee revenue activities. For purposes of these non-GAAP operating measures, the fee-generating business, which is included in our Program Services segment, is considered part of the underwriting and fee income operations of the Company. Management believes that this measure is important in evaluating the underwriting and fee income performance of the Company and its segments. This measure is also a useful tool to measure the profitability of the Company separately from the investment results and is also a widely used performance indicator in the insurance industry.

(4) Non-GAAP operating earnings (loss) and non-GAAP basic and diluted operating earnings (loss) per common share are non-GAAP financial measure defined by the Company as net income (loss) excluding realized investment gains and losses, foreign exchange and other gains and losses, interest in income (loss) of equity method investment, and should not be considered as an alternative to net income (loss). It also excludes on a non-recurring basis: (1) loss from discontinued operations, net of income tax; (2) the bargain purchase gain resulting from the Combination Agreement; and (3) the change in the fair value of the earn out liability. The Company's management believes that the use of non-GAAP operating earnings (loss) and non-GAAP diluted operating earnings (loss) per common share enables investors and other users of the Company’s financial information to analyze its performance in a manner similar to how management analyzes performance. Management also believes that these measures generally follow industry practice therefore allowing the users of financial information to compare the Company’s performance with its industry peer group, and that the equity analysts and certain rating agencies which follow the Company, and the insurance industry as a whole, generally exclude these items from their analyses for the same reasons. Non-GAAP operating earnings should not be viewed as a substitute for U.S. GAAP net income.

(5) Non-GAAP operating return on average shareholders' equity is a non-GAAP financial measure. Management uses non-GAAP operating return on average adjusted shareholders' equity as a measure of profitability that focuses on the return to common shareholders. It is calculated using non-GAAP operating earnings divided by average shareholders' equity.

(6) Investable assets are the total of the Company's investments, cash and cash equivalents, net loan receivable from related party and funds withheld receivable.

(7) Total capital resources are the sum of the Company's principal amount of debt and shareholders' equity.